UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2968

Name of Registrant:	Vanguard Trustees' Equity Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 - April 30, 2007

Item 1:	Reports to Shareholders

Vanguard® International Value Fund

> Semiannual Report

April 30, 2007

>	For the fiscal half-year ended April 30, Vanguard International Value Fund returned 13.8%. The advisors’ selections within consumer staples, materials, and industrials stocks provided the strongest gains.

>	The fund lagged its benchmark index and the average return among peer funds.

>	The markets with the largest weightings in the fund were the United Kingdom, which produced returns above the global average, and Japan, which fell behind.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	10
Performance Summary	12
Financial Statements	13
About Your Fund’s Expenses	25
Trustees Approve Advisory Agreements	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard International Value Fund	VTRIX	13.8%
MSCI EAFE Index		15.5
Average International Fund[1]		14.6
MSCI All Country World Index ex USA		16.1

Your Fund’s Performance at a Glance
October 31, 2006–April 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$41.70	$43.18	$0.880	$3.094

1	Derived from data provided by Lipper Inc.

Note: MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australasia, Far East Index.

Chairman’s Letter

Dear Shareholder,

Despite a February shake-up in markets abroad, returns from international stocks were solid for the six months ended April 30, 2007. Healthy corporate profits and a rampant acquisitions market fed gains. For the fiscal half-year, Vanguard International Value Fund returned 13.8%. The advisors’ selections among consumer staples, materials, and industrials stocks provided the strongest performance.

The fund lagged both the MSCI EAFE Index and the MSCI All Country World Index ex USA, which (like your fund) adds emerging markets to the mix of developed markets. The gap occurred largely because the fund did not invest in certain large companies in northern Europe and Australia, where prolonged outperformance has put many stock prices beyond the advisors’ value criteria. The fund also trailed the average return of its peers.

International stocks climb; U.S. stocks reach a new high

International stocks outperformed U.S. equities, rising 16.1% as a group compared with 9.1% for domestic stocks. The returns of emerging-market stocks continued to grow briskly, highlighting the strengthened economic position of many developing nations since the Asian financial crises of a decade ago. European stocks reflected the sustained economic growth of that region, which included a high level of merger-and-acquisition activity.

A generally declining dollar helped bolster returns for U.S. investors (although the dollar appreciated compared with the Japanese yen). The U.S. stock market was particularly volatile during the six-month period, which saw the Dow Jones Industrial Average close above 13,000 for the first time on April 25.

Interest rate trends differ in the United States and abroad

Solid economic growth abroad has been spurring foreign central banks in Japan, Europe, and the United Kingdom to raise interest rates, with the expectation that higher rates are to come. By contrast, economic reports suggest that U.S. economic growth is moderating, and many investors expect the Federal Reserve Board to reduce interest rates.

The Fed maintained its target for the federal funds rate at 5.25% throughout the six-month period. The inversion of the yield curve continued, with yields of long-term bonds remaining lower than those of short-term bonds. Returns in the U.S. bond market were generally consistent with bond coupons.

Emerging markets again shone for the fund

Although emerging markets have been delivering outsize gains for several years, the advisors of Vanguard International Value Fund continued to find stocks that offer attractive growth at discounted prices in these less-developed economies. During the fiscal half-year, these included a mining company and a steel producer in Brazil, banks in South Africa, and energy producers in China.

Market Barometer
		Total Returns
		Periods Ended April 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	16.1%	19.7%	18.3%
Russell 1000 Index (Large-caps)	9.1	15.2	9.1
Russell 2000 Index (Small-caps)	6.9	7.8	11.1
Dow Jones Wilshire 5000 Index (Entire market)	9.1	14.5	9.7

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.6%	7.4%	5.1%
Lehman Municipal Bond Index	1.6	5.8	5.2
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.6

CPI
Consumer Price Index	2.4%	2.6%	2.8%

1	Annualized.

The fund also had a large stake in the most mature of the emerging economies—South Korea—but here its holdings didn’t perform especially well during the six months. Detractors included Hyundai Motor, whose labor issues have turned off investors, and Samsung Electronics, which experienced falling profit margins in its memory-chip business. As a group, the fund’s emerging-market stocks gained about 17% for the half-year.

In developed markets, the highest returns came from consumer staples, materials, and industrials companies, whose growth is partly tied to expansion in China, India, and other emerging markets. Among consumer staples issues, the standouts included tobacco firms and companies that produce or sell foods and beverages.

J. Sainsbury, a U.K. food retailer, soared 54% during the half-year as competing bidders sought to take it private. Carrefour rose 27% as potential acquirers took large positions in the French hypermarket chain. The fund’s industrials holdings also produced robust returns, but the absence of a number of strongly performing but pricey stocks hurt performance relative to the same sector in the benchmark index.

The two markets with the largest weightings in the fund were the United Kingdom and Japan, each representing roughly one-fifth of the portfolio during the period. The fund’s U.K. holdings gained approximately 15%, while its Japanese stocks returned 7.5%. In addition to J. Sainsbury, the U.K.’s strong contributors included financial institutions, wireless

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		International
	Fund	Fund
International Value Fund	0.43%	1.57%

1	Fund expense ratio reflects the six months ended April 30, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

company Vodafone, and pharmaceuticals maker GlaxoSmithKline. In Japan, on the other hand, disappointing results came from a variety of large holdings, including Canon, Mitsubishi UFJ Financial, Nippon Telegraph and Telephone, Nissan Motor, and financing firm Orix.

Diversification can steady you when volatility increases

Investors in international markets were rattled early this year by China’s attempts to tamp down its roaring economy. The ensuing volatility served as a reminder that, despite a sustained period of strong returns, risk has not disappeared from the markets.

Your fund is not immune to market volatility. But it benefits from being well diversified across sectors and countries and from diversity of thought. Vanguard International Value Fund has three investment advisors, Lazard Asset Management LLC, AllianceBernstein L.P., and Hansberger Global Investors, Inc. (IXIS Asset Management in March became the majority shareholder in Hansberger.) With this group, I believe we have attracted a team whose diversity of investment approaches will serve shareholders well in the coming years.

We also strive to serve you by keeping investment costs to a minimum. The fund’s expense ratio is less than one-third that of the industry average. The size of that gap accrues to you over the long term, a significant advantage conferred by the fund.

Vanguard International Value Fund can play an important role in a portfolio that is diversified to capture returns in the U.S. stock and bond markets as well as abroad, and that is built to fit your own risk tolerance, time horizon, and investment goals. Thank you for giving us the opportunity to work with you in pursuing your financial goals.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 17, 2007

Advisors’ Report

During the six months ended April 30, 2007, Vanguard International Value Fund returned 13.8%. This performance reflects the combined efforts of your fund’s three independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. The advisors, the percentages and amounts of fund assets they manage, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of how portfolio positioning reflects their assessment of the investment environment.

AllianceBernstein L.P.

Portfolio Managers:

Kevin F. Simms, CFA,

Co-Chief Investment Officer,

International Value Equities

Henry S. D’Auria, CFA,

Co-Chief Investment Officer,

International Value Equities

Equity markets around the world rebounded from the turbulence seen in late February and early March, ending the six-month period with strong gains. Leveraged buyouts have continued at a blistering pace, and fundamentals—solid GDP growth in much of the world, modest inflation and interest rates, healthy corporate profit growth, and reasonable valuations—remained favorable as the half-year ended.

Vanguard International Value Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	38	$3,381	The advisor uses a fundamentally based,
			research-driven approach to find companies
			whose long-term earnings power exceeds the
			level implied by their current stock price.
			Proprietary quantitative tools aid risk control and
			portfolio construction, helping find a balanced
			trade-off between risk and return.
Hansberger Global Investors, Inc.	37	3,255	The advisor employs traditional, bottom-up funda-
			mental analysis to uncover undervalued
			investment opportunities. A team of analysts
			operating around the world evaluates companies
			from both economic and geographic perspectives.
Lazard Asset Management, LLC	24	2,154	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The
			goal is to identify individual stocks that offer an
			appropriate trade-off between low relative
			valuation and high financial productivity.
Cash Investments[1]	1	98	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investments in stocks. Each advisor may also maintain a modest cash position.

The opportunity to purchase stocks trading at a deep discount in relation to their peers has been somewhat limited in an environment where investors make little distinction between stocks with varying degrees of risk. We were able to take advantage of the general decline in share prices in late February–early March to top up some of our holdings in companies whose valuations were, in our view, unjustly punished by the indiscriminate sell-off. We also accelerated planned purchases of shares in other companies that our research had identified as potentially attractive.

For example, we increased our exposure to chemicals companies such as BASF. Share prices in the industry have been undermined by concern regarding large-scale expansion of low-cost ethylene production centers in the Middle East. However, our research has concluded that the market is exaggerating the competitive threat. In our view, investors have overlooked the fact that BASF has been gradually reducing its exposure to pure cyclical commodities in favor of higher-margin products. We also invested in the German insurance company Allianz, because we believe the company’s depressed share price doesn’t reflect the significant opportunity for cost savings in its German and Italian businesses. Finally, we trimmed several stocks that have already served the fund well, such as tire-and-braking systems manufacturer Continental AG.

However, the portfolio positioning has been largely stable. Financials stocks remain the single largest exposure, but our reasons for owning them vary by industry and geography. We have also found attractive opportunities in several transportation and technology companies.

Hansberger Global Investors, Inc.

Portfolio Managers:

Ronald Holt, CFA, CEO and

Co-Chief Investment Officer—Value Team

Aureole L.W. Foong, Managing Director,

Emerging Markets

International equity markets continued to perform well over the six months ended April 30. Although many investors were worried that weakness in the U.S. housing market could have global implications, markets abroad were sustained by the continuation of a benign global economic environment, solid earnings results, and continued merger-and-acquisition activity.

The fund’s exposure to emerging-market materials companies contributed significantly to performance during the period. Investments in Brazilian company CVRD, a global leader in the mining and production of iron ore and nickel, and in Russian steelmaker Evraz Group were boosted by strong demand and rising product prices. Both companies also benefited from ongoing consolidation in the metals and mining industries. During this period, CVRD returned more than 60%, while Evraz Group was up more than 38%.

Rising merger-and-acquisition activity improved returns for several holdings in the financials sector. The fund’s investment in ABN Amro returned more than 63% as the company became a potential takeover target for several of its global competitors.

An underweighted exposure to the industrials sector detracted from the portfolio’s performance relative to the benchmark index. This factor was exacerbated by a 22% decline in the share price of Johnson Electric, where increases in raw material prices pressured profitability.

Our portfolio remains overweighted in the consumer discretionary and information technology sectors, as well as in emerging markets. Although emerging markets generally have seen their stock valuations expand, we continue to find attractively priced companies with sustainable business models in these countries. The portfolio retains a significant underweighting in the industrials sector. The macroeconomic backdrop remains supportive for industrials companies, but our research suggests that these companies are fully valued in the market.

Lazard Asset Management, LLC

Portfolio Managers:

Gabrielle Boyle, Senior Managing Director

Michael Powers, Managing Director

The multiyear bull market that began in 2003 continued into 2007. After a sharp sell-off in late February, the market recovered by the end of March and rose steadily throughout April.

For this portfolio, Lazard Asset Management follows a relative-value investment approach that focuses on companies with high and sustainable, or improving and sustainable, financial productivity and with stocks that are inexpensively valued. For the six-month period ended April 30, stock selection and the portfolio’s overweighted position in the consumer staples sector helped performance. Consumer staples stocks overall benefited from both merger-and-acquisition activity and private-equity interest in the group’s strong cash generation.

Holdings in companies that are focusing on improving profitability and enhancing shareholder value, such as Cadbury Schweppes and Unilever, were particularly good performers. Shares of Gallaher Group rose strongly after the U.K. tobacco company received a takeover offer from

Japan Tobacco, and Imperial Tobacco Group climbed after making its own takeover offer for a Spanish competitor, Altadis, potentially triggering a wave of consolidation in the global tobacco industry. Similarly, a consumer discretionary holding, DaimlerChrysler, rose sharply on the news that the German carmaker was close to divesting its Chrysler unit.

These positive factors were offset by stock selection in financials, particularly in Japan, where market weakness reflected fears that economic recovery was losing steam. During the period, the portfolio was also hurt by an underweighting in industrials, an economically sensitive sector that has outperformed despite slowing economic growth.

Also detracting from performance was an underweighting in materials, a sector with a history of poor returns that has outperformed recently because of China’s strong demand for commodities. Both underweightings reflect the difficulty of finding securities in these sectors that meet our investment criteria. Stock selection in Korea also hurt returns, as holdings in Hyundai Motor and Samsung performed poorly.

We believe the portfolio is well positioned to benefit from those companies that, from our perspective, are attractively valued yet offer greater sustainability of future earnings.

Fund Profile

As of April 30, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	228	1,154	2,107
Turnover Rate	29%[3]	—	—
Expense Ratio	0.43%[3]	—	—
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	10%	11%	11%
Consumer Staples	8	8	8
Energy	9	9	9
Financials	31	27	27
Health Care	6	8	7
Industrials	7	11	11
Information Technology	8	9	9
Materials	9	7	8
Telecommunication Services	6	5	5
Utilities	4	5	5
Short-Term Reserves	2%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.96
Beta	1.05	0.98

Ten Largest Holdings[5](% of total net assets)

Vodafone Group PLC	wireless telecommunication services	1.9%
Total SA	integrated oil and gas	1.8
Credit Suisse Group(Registered)	diversified capital markets	1.7
Eni SpA	integrated oil and gas	1.6
Novartis AG (Registered)	pharmaceuticals	1.5
Kookmin Bank	diversified banks	1.3
Societe Generale Class A	diversified banks	1.2
ING Groep NV	diversified financial services	1.2
Samsung Electronics Co., Ltd.	semiconductors	1.2
GlaxoSmithKline PLC	pharmaceuticals	1.2
Top Ten		14.6%

Allocation by Region (% of portfolio)

1	MSCI EAFE Index.
2	MSCI All Country World Index ex USA.
3	Annualized.
4	For an explanation of R-squared, beta, and other items used here, see the Glossary on page 29.
5	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Market Diversification (% of portfolio)
	Comparative		Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	21%	23%	18%
France	13	10	8
Germany	7	8	6
Switzerland	6	7	6
Netherlands	4	4	3
Italy	3	4	3
Finland	1	1	1
Spain	1	4	3
Belgium	1	1	1
Sweden	1	3	2
Greece	1	1	1
Ireland	1	1	1
Austria	0	1	1
Denmark	0	1	1
Norway	0	1	1
Other	1	0	0
Subtotal	61%	70%	56%
Pacific
Japan	17%	21%	17%
Australia	2	6	5
Singapore	1	1	1
Hong Kong	1	2	1
Subtotal	21%	30%	24%
Emerging Markets
South Korea	4%	—	2%
Brazil	3	—	2
Taiwan	1	—	2
China	1	—	2
Mexico	1	—	1
Russia	1	—	2
Indonesia	1	—	0
India	1	—	1
South Africa	1	—	1
Malaysia	0	—	1
Subtotal	14%	—	14%
North America
Canada	2%	—	6%
Short-Term Reserves	2%	—	—

1	Market percentages exclude currency contracts held by the fund.
2	MSCI EAFE Index.
3	MSCI All Country World Index ex USA.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1996–April 30, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Value Fund[2]	5/16/1983	18.38%	16.92%	9.58%

1	Six months ended April 30, 2007.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

Note: See Financial Highlights table on page 20 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.2%)[1]
Australia (1.6%)
Westpac
Banking Corp., Ltd.	2,353,609	52,547
QBE Insurance Group Ltd.	1,058,136	26,834
Macquarie Airports Group	5,918,003	19,496
National Australia Bank Ltd.	488,700	17,360
Zinifex Ltd.	1,187,900	16,224
Coles Group Ltd.	940,100	13,416
		145,877
Austria (0.5%)
OMV AG	453,400	28,698
Voestalpine AG	200,000	13,435
		42,133
Belgium (0.8%)
^InBev	501,900	39,124
Fortis	573,400	25,768
^KBC Bank &
Verzekerings Holding	52,000	6,880
		71,772
Brazil (3.6%)
Petroleo Brasileiro ADR	776,000	78,554
Companhia Vale do
Rio Doce ADR	1,748,000	59,764
Petroleo Brasileiro SA Pfd.	1,616,500	36,371
Gerdau SA ADR	1,730,500	34,662
^Companhia Energetica de
Minas Gerais ADR	650,000	33,716
Usiminas-Usinas
Siderugicas de
Minas Gerais SA Pfd.	706,800	33,059
Banco do Brasil SA	714,000	24,621
Uniao de Bancos
Brasileiros SA GDR	187,100	18,160
Companhia de
Saneamento Basico do
Estado de Sao Pa	41,100,000	5,689
		324,596

		Market
		Value•
	Shares	($000)
Canada (2.2%)
Loblaw Cos., Ltd.	888,000	40,004
IGM Financial, Inc.	668,384	32,284
Teck Cominco Ltd. Class B	347,500	26,328
Royal Bank of Canada	364,426	18,985
* Nexen Inc.	316,959	18,862
ING Canada Inc.	399,225	17,535
Husky Energy Inc.	208,000	15,864
EnCana Corp.	288,500	15,102
* Celestica, Inc.	1,018,240	6,816
Telus Corp.–
Non Voting Shares	1,146	61
		191,841
China (1.4%)
Beijing Datang Power
Generation Co., Ltd.	31,150,000	35,681
Cosco Pacific Ltd.	14,198,000	34,343
Denway Motors Ltd.	74,000,000	29,424
China Petroleum &
Chemical Corp.	26,620,000	23,212
		122,660
Denmark (0.1%)
Carlsberg A/S B Shares	77,725.00	8,705

Finland (0.9%)
* ^Nokia Oyj	3,015,700	76,074

France (12.6%)
Total SA	2,191,809	161,576
Societe Generale Class A	507,885	107,633
Sanofi-Aventis	1,129,504	103,391
BNP Paribas SA	817,759	94,869
AXA	2,048,709	94,064
^Carrefour SA	1,184,857	91,069
^Suez SA	1,453,933	82,861
Renault SA	576,900	74,890
Credit Agricole SA	1,608,354	67,727
France Telecom SA	1,841,200	53,841
^Vivendi SA	1,160,000	47,849

		Market
		Value•
	Shares	($000)
^Schneider Electric SA	240,300	33,892
^Groupe Danone	168,950	27,779
STMicroelectronics NV	1,294,050	25,254
Alcatel-Lucent	1,794,620	23,701
Compagnie Generale
des Etablissements
Michelin SA	175,100	22,309
Air France	91,200	4,651
* Schneider Electric SA New	14,135	1,931
		1,119,287
Germany (6.7%)
^Adidas AG	1,223,708	72,796
Allianz AG	292,200	66,471
^Muenchener
Rueckversicherungs-
Gesellschaft AG
(Registered)	330,600	58,726
Commerzbank AG	1,145,006	57,167
^E.On AG	362,200	54,178
DaimlerChrysler AG
(Registered)	641,400	51,922
^Deutsche Lufthansa AG	1,561,100	46,662
^SAP AG	963,594	46,370
^BASF AG	355,700	42,439
^RWE AG	396,000	41,740
Siemens AG	267,919	32,326
TUI AG	660,700	18,140
Fresenius Medical Care AG	67,000	10,030
		598,967
Greece (0.6%)
Folli-Follie SA	918,000	37,079
Public Power Corp.	591,070	15,491
		52,570
Hong Kong (0.7%)
China Netcom Group Corp.
Hong Kong Ltd.	12,330,000	30,280
Johnson Electric
Holdings Ltd.	35,598,500	21,525
Sino Land Co.	5,149,955	10,801
Kerry Properties Ltd.	413	2
		62,608
Hungary (0.3%)
MOL Hungarian Oil and
Gas Nyrt. ADR	104,500	12,958
MOL Hungarian Oil and
Gas Nyrt.	80,900	9,848
		22,806
India (0.6%)
Patni Computer
Systems ADR	1,149,192	30,339
State Bank of India GDR	283,900	19,278
		49,617

		Market
		Value•
	Shares	($000)
Indonesia (0.6%)
PT Bank Mandiri Tbk	88,909,500	29,665
PT Telekomunikasi
Indonesia ADR	513,100	23,567
* PT Toba Pulp Lestari Tbk	545,000	—
		53,232
Ireland (0.5%)
CRH PLC	1,016,700	44,561

Israel (0.1%)
Bank Hapoalim Ltd.	1,800,000	9,391

Italy (3.4%)
Eni SpA	4,299,955	142,603
Unicredito Italiano SpA	7,316,291	75,170
Saipem SpA	1,477,848	46,251
Buzzi Unicem SpA	806,400	25,828
Fondiaria-Sai SpA	341,916	18,108
		307,960
Japan (16.4%)
Canon, Inc.	1,824,650	102,371
Nomura Holdings Inc.	4,487,800	85,766
Sumitomo Mitsui
Financial Group, Inc.	8,133	71,050
Nissan Motor Co., Ltd.	6,687,200	67,263
Toyota Motor Corp.	990,600	60,168
JFE Holdings, Inc.	1,078,100	59,261
Orix Corp.	202,120	53,893
Nintendo Co.	161,500	50,448
Sumitomo Corp.	2,939,700	50,349
Joyo Bank Ltd.	7,724,000	47,355
Mitsubishi UFJ
Financial Group	3,808	39,612
Mitsui Sumitomo
Insurance Co.	3,107,000	38,556
Millea Holdings, Inc.	1,039,500	38,517
Toshiba Corp.	5,098,000	37,962
Isuzu Motors Ltd.	7,224,000	37,960
Mitsui OSK Lines Ltd.	2,833,000	35,703
Sharp Corp.	1,827,000	33,528
Shionogi & Co., Ltd.	1,714,000	33,402
Nippon Telegraph and
Telephone Corp.	6,700	33,266
Mitsui Chemicals, Inc.	4,007,000	33,253
JS Group Corp.	1,415,000	31,954
Onward
Kashiyama Co., Ltd.	2,376,000	31,729
Osaka Gas Co., Ltd.	7,893,000	29,596
Promise Co., Ltd.	976,300	29,367
Bank of Yokohama Ltd.	3,923,000	28,720
Mitsui & Co., Ltd.	1,581,000	28,429
Sumitomo Trust &
Banking Co., Ltd.	2,857,000	27,901

		Market
		Value•
	Shares	($000)
Sumitomo Heavy
Industries Ltd.	2,629,000	27,062
Japan Tobacco, Inc.	5,504	26,883
Takeda
Pharmaceutical Co. Ltd.	413,200	26,787
* ^Daiei, Inc.	2,197,350	25,884
KDDI Corp.	3,237	25,438
East Japan Railway Co.	2,120	17,191
Nippon Yusen
Kabushiki Kaisha Co.	1,995,000	17,157
Hoya Corp.	481,300	14,790
Mitsubishi Corp.	657,800	14,022
Nippon Mining
Holdings Inc.	1,276,500	10,252
Hitachi Ltd.	1,212,000	9,205
Leopalace21 Corp.	262,200	8,597
Tokyo Electric Power Co.	235,000	7,810
EDION Corp.	330,000	4,574
Sankyo Co., Ltd.	60,000	2,630
Mitsubishi Chemical
Holdings Corp.	302,000	2,430
		1,458,091
Mexico (1.2%)
* Cemex SAB de CV ADR	1,423,213	46,254
America Movil SA de
CV Series L ADR	645,900	33,929
Fomento Economico
Mexicano, SA de CV ADR	291,000	31,338
		111,521
Netherlands (4.1%)
ING Groep NV	2,352,868	107,170
Arcelor Mittal	942,606	50,382
TNT NV	987,900	44,426
^Koninklijke Numico NV	731,908	40,333
Heineken NV	734,700	39,328
European Aeronautic
Defence and Space Co.	982,370	31,443
^ABN-AMRO Holding NV	469,500	22,780
Koninklijke BAM Groep NV	612,300	16,249
^Corporate Express	944,500	12,691
		364,802
Philippines (0.2%)
Philippine Long Distance
Telephone Co.	385,500	20,449

Russia (1.2%)
Evraz Group SA GDR	1,102,846	38,874
* OAO Gazprom ADR	753,100	29,453
* Mobile TeleSystems ADR	347,000	19,120
LUKOIL ADR	239,800	18,405
		105,852

		Market
		Value•
	Shares	($000)
Singapore (1.0%)
Singapore
Telecommunications Ltd.	19,952,000	43,324
DBS Group Holdings Ltd.	2,643,701	36,680
* Flextronics
International Ltd.	597,900	6,667
		86,671
South Africa (0.5%)
Sanlan Ltd.	9,045,470	30,358
Standard Bank Group Ltd.	1,013,700	15,785
		46,143
South Korea (3.8%)
Kookmin Bank	1,304,848	116,770
Samsung
Electronics Co., Ltd.	106,779	65,302
Industrial Bank of Korea	1,299,860	26,013
POSCO	60,700	25,456
2 Samsung
Electronics Co., Ltd. GDR	83,400	25,413
Honam
Petrochemical Corp.	267,700	22,185
Samsung
Electronics Co., Ltd. Pfd.	34,500	16,228
Hyundai Mobis	200,510	16,085
Hyundai Motor Co., Ltd.
GDR	761,700	12,964
Hyundai Motor Co., Ltd.	267,000	8,677
		335,093
Spain (0.8%)
Repsol YPF SA	1,300,700	42,852
Banco Santander Central
Hispano SA	1,632,455	29,384
		72,236
Sweden (0.6%)
Telefonaktiebolaget LM
Ericsson AB Class B	8,413,300	32,147
Svenska Cellulosa AB
B Shares	204,000	10,492
Electrolux AB Series B	394,000	10,242
		52,881
Switzerland (6.3%)
Credit Suisse Group
(Registered)	1,909,557	149,867
Novartis AG (Registered)	2,255,070	131,010
Nestle SA (Registered)	183,100	72,483
Lonza AG (Registered)	461,600	45,110
Roche Holdings AG	232,700	43,819
UBS AG	661,900	43,016
CIBA Specialty Chemicals
AG (Registered)	409,300	27,042
Julius Baer Holding, Ltd.	364,800	25,431
Zurich Financial Services AG	77,100	22,372
		560,150

		Market
		Value•
	Shares	($000)
Taiwan (1.7%)
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	4,011,952	42,286
United
Microelectronics Corp.	36,054,046	20,780
Siliconware Precision
Industries Co.	10,153,563	19,107
Hon Hai Precision
Industry Co., Ltd.	2,630,400	17,348
Quanta Computer Inc.	9,388,031	13,454
AU Optronics Corp.	6,777,400	10,685
Taiwan Semiconductor
Manufacturing Co., Ltd.	4,255,920	8,664
Compal Electronics Inc.
GDR	1,491,940	6,647
China Steel Corp.	4,347,000	4,917
China Steel Corp. GDR	185,588	4,230
		148,118
Thailand (0.5%)
Bangkok Bank
Public Co., Ltd. (Foreign)	9,845,700	31,692
PTT Public Co., Ltd.
(Foreign)	2,059,900	13,032
		44,724
Turkey (0.4%)
Turkcell Iletisim
Hizmetleri A.S.	5,877,000	32,281

United Kingdom (20.3%)
Vodafone Group PLC	59,956,117	170,572
GlaxoSmithKline PLC	3,614,582	104,256
Barclays PLC	6,228,300	89,916
Royal Bank of
Scotland Group PLC	2,330,391	89,228
HBOS PLC	3,919,759	84,117
AstraZeneca Group PLC	1,546,600	84,114
BP PLC	5,595,800	62,777
British American
Tobacco PLC	1,995,100	61,749
BHP Billiton PLC	2,762,352	61,723
Kingfisher PLC	10,703,483	57,957
HSBC Holdings PLC	2,963,500	54,680
Diageo PLC	2,540,100	53,545
BAE Systems PLC	5,845,200	52,986
Man Group PLC	4,548,000	50,924
Tesco PLC	5,325,500	48,972
British Sky Broadcasting
Group PLC	4,242,400	48,590
Imperial Tobacco
Group PLC	1,093,400	47,658

		Market
		Value•
	Shares	($000)
Cadbury Schweppes PLC	3,522,400	46,569
Xstrata PLC	819,970	42,669
Aviva PLC	2,705,192	42,441
Cattles PLC	4,790,015	38,012
HSBC Holdings PLC	1,934,000	35,508
Old Mutual PLC	9,900,000	35,135
Unilever PLC	1,092,900	34,193
Reuters Group PLC	3,552,800	33,757
Signet Group PLC	13,172,341	32,344
Lloyds TSB Group PLC	2,766,900	31,950
Smith & Nephew PLC	2,399,725	29,943
Centrica PLC	2,958,200	22,795
Reckitt Benckiser PLC	408,100	22,326
Royal Dutch Shell PLC
Class A
(Amsterdam Shares)	638,500	22,174
Home Retail Group	2,327,100	21,124
* British Energy Group PLC	1,650,000	16,992
Royal & Sun Alliance
Insurance Group PLC	4,504,779	14,855
Greene King PLC	649,900	13,872
Friends Provident PLC	3,038,556	11,440
Taylor Woodrow PLC	1,167,400	11,248
Royal Dutch Shell PLC
Class B	241,359	8,500
SABMiller PLC	336,600	7,957
Intercontinental Hotels
Group, PLC	297,915	7,188
		1,806,756
Total Common Stocks
(Cost $6,606,464)		8,550,425

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (10.5%)[1]
Money Market Fund (10.3%)
3	Vanguard Market
	Liquidity Fund, 5.259%	234,101,490	234,101
3	Vanguard Market
	Liquidity Fund,
	5.259%—Note G	683,507,688	683,508
			917,609

		Face
		Amount
		($000)
U.S. Agency Obligation (0.2%)
4	Federal National
	Mortgage Assn.
5	5.192%, 7/25/07	15,100	14,919
Total Temporary Cash Investments
(Cost $932,526)			932,528
Total Investments (106.7%)
(Cost $7,538,990)			9,482,953
Other Assets and Liabilities (–6.7%)
Other Assets—Note C			249,419
Security Lending Collateral
	Payable to Brokers—Note G		(683,508)
Other Liabilities			(161,005)
			(595,094)
Net Assets (100%)
Applicable to 205,817,721 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			8,887,859
Net Asset Value Per Share			$43.18

At April 30, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	6,657,265	$32.34
Undistributed Net
Investment Income	47,449.23
Accumulated Net
Realized Gains	230,543	1.12
Unrealized Appreciation
Investment Securities	1,943,963	9.45
Futures Contracts	7,095.03
Foreign Currencies and
Forward Currency Contracts	1,544.01
Net Assets	8,887,859	$43.18

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 9.3%, respectively, of net assets. See Note E in Notes to Financial Statements.

2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the value of this security represented 0.3% of net assets.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5	Securities with a value of $14,919,000 and cash of $4,028,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

FDR—Fiduciary Depositary Receipt.

GDR—Global Depositary Receipt.

Statement of Operations

Six Months Ended
April 30, 2007
($000)
Investment Income
Income
Dividends[1]	93,069
Interest[2]	8,111
Security Lending	232
Total Income	101,412
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,550
Performance Adjustment	242
The Vanguard Group—Note C
Management and Administrative	8,296
Marketing and Distribution	891
Custodian Fees	915
Shareholders’ Reports	65
Trustees’ Fees and Expenses	5
Total Expenses	16,964
Expenses Paid Indirectly—Note D	(286)
Net Expenses	16,678
Net Investment Income	84,734
Realized Net Gain (Loss)
Investment Securities Sold	221,986
Futures Contracts	8,711
Foreign Currencies and Forward Currency Contracts	158
Realized Net Gain (Loss)	230,855
Change in Unrealized Appreciation (Depreciation)
Investment Securities	704,090
Futures Contracts	916
Foreign Currencies and Forward Currency Contracts	772
Change in Unrealized Appreciation (Depreciation)	705,778
Net Increase (Decrease) in Net Assets Resulting from Operations	1,021,367

1	Dividends are net of foreign withholding taxes of $8,564,000.
2	Interest income from an affiliated company of the fund was $7,901,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	84,734	140,452
Realized Net Gain (Loss)	230,855	557,775
Change in Unrealized Appreciation (Depreciation)	705,778	609,303
Net Increase (Decrease) in Net Assets Resulting from Operations	1,021,367	1,307,530
Distributions
Net Investment Income	(151,772)	(62,618)
Realized Capital Gain[1]	(533,616)	(122,999)
Total Distributions	(685,388)	(185,617)
Capital Share Transactions—Note H
Issued	1,645,349	2,784,127
Issued in Lieu of Cash Distributions	639,483	174,536
Redeemed[2]	(658,756)	(761,142)
Net Increase (Decrease) from Capital Share Transactions	1,626,076	2,197,521
Total Increase (Decrease)	1,962,055	3,319,434
Net Assets
Beginning of Period	6,925,804	3,606,370
End of Period[3]	8,887,859	6,925,804

1	Includes fiscal 2007 and 2006 short-term gain distributions totaling $95,547,000 and $33,545,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net of redemption fees of $315,000 and $745,000.
3	Net Assets—End of Period includes undistributed net investment income of $47,449,000 and $116,199,000.

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	April 30,		Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$41.70	$33.30	$28.36	$24.54	$18.92	$20.57
Investment Operations
Net Investment Income	.420	1.00[1]	.63	.48	.48	.29
Net Realized and Unrealized Gain (Loss)
on Investments	5.034	9.06	4.79	3.80	5.43	(1.65)
Total from Investment Operations	5.454	10.06	5.42	4.28	5.91	(1.36)
Distributions
Dividends from Net Investment Income	(.880)	(.56)	(.48)	(.46)	(.29)	(.29)
Distributions from Realized Capital Gains	(3.094)	(1.10)	—	—	—	—
Total Distributions	(3.974)	(1.66)	(.48)	(.46)	(.29)	(.29)
Net Asset Value, End of Period	$43.18	$41.70	$33.30	$28.36	$24.54	$18.92

Total Return[2]	13.84%	31.22%	19.30%	17.68%	31.72%	–6.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8.888	$6,926	$3,606	$2,218	$1,511	$1,086
Ratio of Total Expenses to
Average Net Assets[3]	0.43%*	0.46%	0.50%	0.56%	0.62%	0.65%
Ratio of Net Investment Income to
Average Net Assets	2.14%*	2.61%	2.26%	1.99%	2.46%	1.80%
Portfolio Turnover Rate	29%*	36%	32%	74%	27%	26%

1	Calculated based on average shares outstanding.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.02%, 0.04%, and 0.03%.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Hansberger Global Investors, Inc., and Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance since April 30, 2004, relative to the Morgan Stanley Capital International All Country World Index excluding USA. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. In accordance with the advisory contract entered into with Lazard Asset Management LLC in July 2006, beginning on August 1, 2007, the investment advisory fee will be subject to quarterly adjustments based on performance since August 1, 2006, relative to the Morgan Stanley Capital International All Country World Index excluding USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets before an increase of $242,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2007, the fund had contributed capital of $784,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $200,000 and custodian fees by $86,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2007, the fund realized net foreign currency losses of $1,712,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through October 31, 2006, on passive foreign investment company holdings at April 30, 2007, was $18,510,000, all of which has been distributed and is reflected in the balance of undistributed net income.

At April 30, 2007, the cost of investment securities for tax purposes was $7,557,500,000. Net unrealized appreciation of investment securities for tax purposes was $1,925,453,000, consisting of unrealized gains of $2,010,711,000 on securities that had risen in value since their purchase and $85,258,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	1,077	63,806	5,770
Topix Index	130	18,493	76
FTSE 100 Index	138	17,849	979
S&P ASX 200 Index	53	6,809	270

At April 30, 2007, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
		Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
6/20/07	EUR	18,430	USD	25,203	732
6/13/07	JPY	2,219,314	USD	18,682	(596)
6/20/07	GBP	8,436	USD	16,865	538
6/27/07	AUD	7,856	USD	6,529	362

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $508,000 resulting from the translation of other assets and liabilities at April 30, 2007.

F. During the six months ended April 30, 2007, the fund purchased $2,149,173,000 of investment securities and sold $1,115,257,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2007, was $652,292,000, for which the fund received cash collateral of $683,508,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006
	Shares	Shares
	(000)	(000)
Issued	39,668	72,609
Issued in Lieu of Cash Distributions	15,995	5,030
Redeemed	(15,914)	(19,883)
Net Increase (Decrease) in Shares Outstanding	39,749	57,756

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2006	4/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,138.42	$2.28
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.16

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee assessed on redemptions of shares held for less than two months, nor do they include any account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory agreements with AllianceBernstein L.P., Hansberger Global Investors, Inc., and Lazard Asset Management LLC. The board determined that retention of the advisors was in the best interests of the fund and its shareholders.

The board decided to renew the agreements based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

AllianceBernstein. AllianceBernstein is a global asset management firm which provides diversified investment management services that include growth and value equities, blend strategies, and fixed income services to clients worldwide. AllianceBernstein has advised the fund since 2004.

The investment team at AllianceBernstein employs a bottom-up, research-driven, and value-based equity investment philosophy in selecting stocks. It relies on deep research capabilities to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction.

Hansberger Global Investors. Founded in 1994, Hansberger specializes in managing international, global, and emerging-markets equity portfolios. The firm has advised Vanguard International Value Fund since 2000.

The advisor continues to employ a sound process, selecting companies that are undervalued relative to their earnings power, cash flow, or asset value and that possess a catalyst for a near-term rise in share price. The advisor’s internal research team conducts intensive fundamental analysis, including periodic company visits by the firm’s analysts.

Lazard Asset Management. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income. Lazard is a subsidiary of Lazard Freres & Co., LLC, and has advised the fund since 2006.

The investment team at Lazard employs a bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of research: financial screening, fundamental analysis, and accounting validation.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have been favorable compared with those of the fund’s benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for the advisors. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by the firms increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and
Chairman of the Board and	of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro
Trustee since January 2001	bono ventures in education); Senior Advisor to Greenwich Associates
147 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.
Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the
147 Vanguard Funds Overseen	American Chemistry Council;Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;Trustee of Drexel University and of the
Chemical Heritage Foundation.
Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences,
147 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New York
since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
147 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.
André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean,
147 Vanguard Funds Overseen	Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm) since 2003;
Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003),
Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company)
(2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).
Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
147 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).
J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
147 Vanguard Funds Overseen	Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational
Foundation.
Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
147 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
147 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447
Vanguard, Connect with Vanguard, and the ship logo
Direct Investor Account Services > 800-662-2739	are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
with Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
This material may be used in conjunction	Vanguard at 800-662-2739. They are also available from
with the offering of shares of any Vanguard	the SEC’s website, www.sec.gov. In addition, you may
fund only if preceded or accompanied by	obtain a free report on how your fund voted the proxies
the fund’s current prospectus.	for securities it owned during the 12 months ended
June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062007

Vanguard® Diversified Value Fund

> Semiannual Report

April 30, 2007

>	Vanguard Diversified Equity Fund returned 9.5% over the fiscal half-year ended
April 30, a period in which the U.S. stock market fell steeply and then recovered.

>	The fund outpaced its benchmark index, which attempts to measure the performance of the broad U.S. market, as well as its peer average.

>	The fund received strong showings from most of its eight underlying funds, representing stocks of different company sizes, investment styles, and valuations.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	8
About Your Fund’s Expenses	14
Trustees Approve Advisory Arrangement	16
Glossary	17

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Diversified Equity Fund	VDEQX	9.5%
MSCI US Broad Market Index		9.1
Average Multi-Cap Core Fund[1]		9.1

Your Fund’s Performance at a Glance
October 31, 2006–April 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$23.20	$24.84	$0.270	$0.259

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Diversified Equity Fund returned 9.5% for the fiscal six months ended April 30, 2007, outpacing the return of the broad U.S. stock market, as measured by the Morgan Stanley Capital International US Broad Market Index, as well as the average return for multi-capitalization core funds.

Diversified Equity’s return was supported by strong performances from underlying funds with a variety of investment mandates, representing stocks from a wide range of sizes, investment styles, and valuations. Most of the eight funds outperformed the broad U.S. market, and most beat their comparative standards or were close behind.

Stocks soared to a new high in the final month of the period

The U.S. stock market was particularly volatile during the six-month period. The Dow Jones Industrial Average crept up gradually through the first three months, fell steeply in late February, then recovered in March and climbed steadily through April. The Dow closed above 13,000 for the first time on April 25 and gained 5.9% overall for the month, its best single-month performance since December 2003.

During the period, the market was buoyed by economic reports that showed slower, but broad-based, growth in the domestic economy, and by strong profit reports from a host of blue-chip companies. Once again, international stocks outperformed

2

U.S. equities. In a marked turnaround from recent years, large-capitalization stocks outpaced small-cap issues.

Bonds produced modest gains

The Federal Reserve Board maintained its target for the federal funds rate at 5.25% throughout the six-month period. The inversion of the yield curve continued, with yields of long-term bonds remaining lower than short-term yields. As inflation fears abated, the premium generally paid for long-term bonds—and for the longer commitment of capital—diminished.

Money market instruments continued to be a bright spot in the fixed income firmament, returning 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index. The yield of 3-month

U.S. Treasuries was 4.8% at the end of the period. For the six months, the broad taxable bond market returned 2.6%, while municipal bonds posted a return of 1.6%.

Diversified approach holds up well during ups and downs of the market

Vanguard Diversified Equity Fund’s broadly diversified approach worked well during a volatile six months for U.S. stocks. The fund’s two large-cap value portfolios in particular boosted its performance. Vanguard Windsor™ II Fund and Vanguard Windsor Fund—each contributing 15% of the funds’ assets—outperformed the broad market over the fiscal half-year, as the deeply discounted stocks they champion found favor with investors, especially the funds’ consumer-oriented holdings. Windsor II, which returned

Market Barometer
			Total Returns
		Periods Ended April 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.1%	15.2%	9.1%
Russell 2000 Index (Small-caps)	6.9	7.8	11.1
Dow Jones Wilshire 5000 Index (Entire market)	9.1	14.5	9.7
MSCI All Country World Index ex USA (International)	16.1	19.7	18.3

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.6%	7.4%	5.1%
Lehman Municipal Bond Index	1.6	5.8	5.2
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.6

CPI
Consumer Price Index	2.4%	2.6%	2.8%

1	Annualized.

3

10.9% over the fiscal half-year, also got a lift from utilities that benefited from an increased demand for power, and Windsor, which returned 10.1%, was aided by the advisors’ shrewd stock selection among information technology companies.

Another fund with a 15% exposure in Diversified Equity, Vanguard Morgan™ Growth Fund, provided a 9.2% return on the strength of the mix of fundamental research and quantitative strategies its advisors employ. Diversified Equity’s largest weighting, at 20% of assets, is Vanguard Growth and Income Fund. The fund’s stated objective is to outperform the Standard & Poor’s 500 Index, and for the six months, Growth and Income’s return of 8.4% was in line with, though a bit behind, that of the benchmark.

The three funds with lesser weightings in Diversified Equity, all focusing on smaller stocks, turned in robust absolute results. Vanguard Capital Value Fund returned 14.0%; Vanguard Mid-Cap Growth Fund earned 12.0%; and Vanguard Explorer™ Fund, which contains smaller growth-oriented issues, returned 10.1%.

A somewhat weaker performance was turned in by Vanguard U.S. Growth Fund, which returned 6.5%. This concentrated fund seeks stocks with exceptional long-term growth prospects; its commitment to health care and technology companies, in particular, went largely unrewarded over the past six months.

Annualized Expense Ratios
Your fund compared with its peer group
	Acquired	Average
	Fund Fees	Multi-Cap
	and Expenses[1]	Core Fund[2]
Diversified Equity Fund	0.41%	1.30%

1

This figure represents a weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the Diversified Equity Fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2	Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

Volatile times remind us that balance is key

The stock market’s steep drop in late February and its subsequent climb through April offered a fresh reminder that the path for investors is, if nothing else, unpredictable. Fortunately, this time around the market recovered fairly quickly, something we can’t always count on.

Times of heightened volatility in the markets underscore the value of a broadly diversified approach to investing, an approach exemplified by the Diversified Equity Fund. Your fund is still relatively new—it will finish its second full year in June. Yet its broad mix of stock funds represents a time-tested strategy that can help position you to reap the benefits of the market’s better performers while moderating the impact of those that lag behind.

Combined with bond and money market mutual funds, the Diversified Equity Fund can help you achieve the balance so essential to long-term investing success. Whether it is the core of your investment plan or one part of it, we believe Diversified Equity can play a vital role in your efforts to reach your financial goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 16, 2007

Underlying Funds: Allocations and Returns
As of April 30, 2007
	Percentage of	Total Returns
Vanguard Fund	Diversified	for the Past
(Investor Shares)	Equity’s Assets	Six Months
Growth and Income	20%	8.4%
Windsor II	15	10.9
Windsor	15	10.1
U.S. Growth	15	6.5
Morgan Growth	15	9.2
Explorer	10	10.1
Capital Value	5	14.0
Mid-Cap Growth	5	12.0
Combined	100%	9.5%

5

Fund Profile

As of April 30, 2007

Portfolio Characteristics
		Comparative
	Fund[1]	Index[2]
Number of Stocks	1,563	3,850
Median Market Cap	$39.6B	$32.7B
Price/Earnings Ratio	16.6x	17.9x
Price/Book Ratio	2.6x	2.9x
Yield	1.2%	1.7%
Return on Equity	18.3%	18.1%
Earnings Growth Rate	18.9%	20.7%
Foreign Holdings	0.0%	0.0%
Acquired Fund Fees
and Expenses[3]	0.41%	—

Allocation to Underlying Vanguard Funds

Growth and Income	20.0%
Windsor II	15.0
Windsor	15.0
U.S. Growth	15.0
Morgan Growth	15.0
Explorer	10.0
Capital Value	5.0
Mid-Cap Growth	5.0
Total	100.0%

Sector Diversification (% of portfolio)
		Comparative
	Fund[1]	Index[2]
Consumer Discretionary	11%	11%
Consumer Staples	8	8
Energy	8	10
Financials	23	22
Health Care	13	12
Industrials	11	11
Information Technology	12	15
Materials	4	4
Telecommunication Services	5	3
Utilities	5	4

Investment Focus

1	Reflects holdings of underlying funds.
2	MSCI US Broad Market Index.
3

This figure represents an annualized weighted average of the expense ratios and any fees charged by the underlying mutual funds in which the Diversified Equity Fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

See page 17 for a glossary of investment terms.

6

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 10, 2005–April 30, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception
Diversified Equity Fund	6/10/2005	9.60%	12.57%

1	Six months ended April 30, 2007.

Note: See Financial Highlights table on page 11 for dividend and capital gains information.

7

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100%)
U.S. Stock Funds (99.9%)
Vanguard Growth and Income Fund Investor Shares	1,032,894	38,961
Vanguard Windsor II Fund Investor Shares	791,711	29,278
Vanguard Windsor Fund Investor Shares	1,503,153	29,266
Vanguard U.S. Growth Fund Investor Shares	1,536,965	29,141
Vanguard Morgan Growth Fund Investor Shares	1,456,484	29,130
Vanguard Explorer Fund Investor Shares	241,749	19,376
Vanguard Capital Value Fund	713,949	9,738
Vanguard Mid-Cap Growth Fund	523,240	9,690
		194,580
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 5.259%	145,145	145
Total Investment Companies (Cost $180,357)		194,725
Other Assets and Liabilities (0.0%)
Other Assets		3,746
Liabilities		(3,648)
		98
Net Assets (100%)
Applicable to 7,841,973 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		194,823
Net Asset Value Per Share		$24.84

At April 30, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	175,256	$22.35
Overdistributed Net Investment Income	(13)	—
Accumulated Net Realized Gains	5,212.66
Unrealized Appreciation	14,368	1.83
Net Assets	194,823	$24.84

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

8

Statement of Operations

Six Months Ended
April 30, 2007
($000)
Investment Income
Income
Income Distributions Received	1,051
Net Investment Income—Note B	1,051
Realized Net Gain (Loss)
Capital Gain Distributions Received	5,470
Investment Securities Sold	69
Realized Net Gain (Loss)	5,539
Change in Unrealized Appreciation (Depreciation) of Investment Securities	6,312
Net Increase (Decrease) in Net Assets Resulting from Operations	12,902

9

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,051	821
Realized Net Gain (Loss)	5,539	1,344
Change in Unrealized Appreciation (Depreciation)	6,312	8,199
Net Increase (Decrease) in Net Assets Resulting from Operations	12,902	10,364
Distributions
Net Investment Income	(1,522)	(394)
Realized Capital Gain[1]	(1,460)	(205)
Total Distributions	(2,982)	(599)
Capital Share Transactions—Note E
Issued	74,829	94,734
Issued in Lieu of Cash Distributions	2,694	550
Redeemed	(17,399)	(27,843)
Net Increase (Decrease) from Capital Share Transactions	60,124	67,441
Total Increase (Decrease)	70,044	77,206
Net Assets
Beginning of Period	124,779	47,573
End of Period[2]	194,823	124,779

1	Includes fiscal 2007 and 2006 short-term gain distributions totaling $276,000 and $205,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($13,000) and $458,000.

10

Financial Highlights

Diversified Equity Fund
	Six Months	Year
	Ended	Ended	June 10[1]
	April 30,	Oct. 31,	to Oct. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$23.20	$20.45	$20.00
Investment Operations
Net Investment Income	.178	.225	.01
Capital Gain Distributions Received	.919	.419	—
Net Realized and Unrealized Gain (Loss) on Investments	1.072	2.334	.44
Total from Investment Operations	2.169	2.978	.45
Distributions
Dividends from Net Investment Income	(.270)	(.150)	—
Distributions from Realized Capital Gains	(.259)	(.078)	—
Total Distributions	(.529)	(.228)	—
Net Asset Value, End of Period	$24.84	$23.20	$20.45

Total Return	9.47%	14.66%	2.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$195	$125	$48
Ratio of Expenses to Average Net Assets—Note B	0%[2]	0%	0%
Ratio of Net Investment Income to Average Net Assets	1.16%*	0.92%	0.10%*
Portfolio Turnover Rate	9%*	16%	1%

1	Inception.
2	The acquired fund fees and expenses were 0.41% (annualized).
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the six months ended April 30, 2007, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2007, the cost of investment securities for tax purposes was $180,357,000. Net unrealized appreciation of investment securities for tax purposes was $14,368,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D. During the six months ended April 30, 2007, the fund purchased $70,216,000 of investment securities and sold $6,499,000 of investment securities other than temporary cash investments.

12

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2007	October 31, 2006
	Shares	Shares
	(000)	(000)
Issued	3,074	4,299
Issued in Lieu of Cash Distributions	114	26
Redeemed	(726)	(1,272)
Net Increase (Decrease) in Shares Outstanding	2,462	3,053

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

13

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for Diversified Equity Fund.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2007

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2006	4/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,094.66	$2.13
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

1

The calculations are based on the acquired fund fees and expenses incurred in the most recent six-month period of each underlying fund. The Diversified Equity Fund’s annualized expense figure as of April 30, 2007, is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figures multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Note that the expenses shown in the table on page 14 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

15

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over the relatively brief span of the fund and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and has led the Quantitative Equity Group since 1987. Duane Kelly, the Vanguard principal responsible for the day-today management of the fund, has been with Vanguard since 1989. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception in 2005, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Vanguard has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s average weighted expense ratio (or acquired fund fees and expenses) was far below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly. However, each underlying fund in which the Diversified Equity Fund invests pays advisory fees well below the underlying fund’s peer-group average. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

16

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and
Chairman of the Board and	of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro
Trustee since January 2001	bono ventures in education); Senior Advisor to Greenwich Associates
147 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.
Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the
147 Vanguard Funds Overseen	American Chemistry Council;Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;Trustee of Drexel University and of the
Chemical Heritage Foundation.
Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences,
147 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of the
University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University Center for Human Values
(1990–2004), Princeton University; Director of Carnegie Corporation of New York
since 2005 and of Schuylkill River Development Corporation and Greater
Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
147 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.
André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean,
147 Vanguard Funds Overseen	Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm) since 2003;
Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003),
Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company)
(2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).
Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
147 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).
J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
147 Vanguard Funds Overseen	Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational
Foundation.
Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
147 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
147 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, Explorer, Morgan,
Windsor, and the ship logo are trademarks of The
Direct Investor Account Services > 800-662-2739	Vanguard Group, Inc.

All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
with Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
This material may be used in conjunction	Vanguard at 800-662-2739. They are also available from
with the offering of shares of any Vanguard	the SEC’s website, www.sec.gov. In addition, you may
fund only if preceded or accompanied by	obtain a free report on how your fund voted the proxies
the fund’s current prospectus.	for securities it owned during the 12 months ended
June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES' EQUITY FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES' EQUITY FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	June 14, 2007

VANGUARD TRUSTEES' EQUITY FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	June 14, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.